UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 27, 2016

Commission file number: 333-178786-01

GREENBACKER RENEWABLE ENERGY COMPANY LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	80-0872648
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

369 Lexington Avenue, Suite 312

New York, NY 10017

Tel (646) 237-7884

(Address, including zip code and telephone number, including area code, of registrants Principal Executive Office)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

Greenbacker Renewable Energy Company LLC Enters into a $25.9 Million Turbine Supply Loan

On June 24, 2016, Greenbacker Renewable Energy Company LLC (the “Company”), through its wholly-owned subsidiary – Greenbacker Renewable Energy Corporation, announced that it provided a Turbine Supply Loan in the amount of $25.9 million to Greenfield Wind LLC to support the construction of a 25 MW DC wind generation facility located in Montana.

A copy of the press release relating to the provision of the Turbine Supply Loan to Greenfield Wind LLC is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release dated June 24, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2016	Greenbacker Renewable Energy Company LLC

	By:	/s/ Charles Wheeler
	Name:	Charles Wheeler
	Title:	Chief Executive Officer, President and Director

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release dated June 24, 2016